As filed with the Securities and Exchange Commission on July 31, 2000

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8 - K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         DATE OF REPORT - JULY 28, 2000


Commission     Registrant, State of Incorporation      I.R.S. Employer
File Number    Address and Telephone Number           Identification No.
-----------    ----------------------------------     ------------------

0-25595        NIAGARA MOHAWK HOLDINGS, INC.          16-1549726
               (a New York corporation)
               300 Erie Boulevard West
               Syracuse, New York 13202
               Telephone 315-474-1511

1-2987         NIAGARA MOHAWK POWER CORPORATION       15-0265555
               (a New York corporation)
               300 Erie Boulevard West
               Syracuse, New York 13202
               Telephone 315-474-1511

Item 5.  Other Events
---------------------

(a) On July 28, 2000, Niagara Mohawk Holdings, Inc. issued a press release relating to its second quarter earnings for 2000. See attached Exhibit No. 99.


Item 7.  Financial Statements and Exhibits
------------------------------------------

(c) Exhibits - Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

     Exhibit No. 99 - Press release of Niagara Mohawk Holdings, Inc. issued on July 28, 2000 relating to its second quarter earnings for 2000.

             NIAGARA MOHAWK HOLDINGS, INC. AND SUBSIDIARY COMPANIES


                                    SIGNATURE
                                    ---------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.



                                       NIAGARA MOHAWK HOLDINGS, INC.
                                       -----------------------------
                                               (Registrant)



Date:  July 31, 2000               By  /s/Steven W. Tasker
                                       -----------------------------
                                       Steven W. Tasker
                                       Vice President-Controller and
                                       Principal Accounting Officer,
                                       in his respective capacities
                                       as such


                                       NIAGARA MOHAWK POWER CORPORATION
                                       --------------------------------
                                               (Registrant)



Date:  July 31, 2000               By  /s/Steven W. Tasker
                                       -----------------------------
                                       Steven W. Tasker
                                       Vice President-Controller and
                                       Principal Accounting Officer,
                                       in his respective capacities
                                       as such

                                  EXHIBIT INDEX
                                  -------------

Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 - Press release of Niagara Mohawk Holdings, Inc. issued on July 28, 2000 relating to its second quarter earnings for 2000.